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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): March 28, 2002

                              GLYKO BIOMEDICAL LTD.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

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
         Canada                          000-21994             98-0195569
-------------------------------         ------------        -------------------
(State or Other Jurisdiction of         (Commission           (IRS Employer
      Incorporation)                    File Number)        Identification No.)

       199 Bay Street, Suite 2800
        Toronto, Ontario, Canada                                  M5L 1A9
---------------------------------------                     -------------------
(Address of Principal Executive Offices)                         (Zip Code)
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       Registrant's telephone number, including area code: (415) 884-6700

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Item 5. OTHER EVENTS.

         On March 28, 2002, Glyko Biomedical Ltd. advised its shareholders who are U.S. persons that, for its fiscal year beginning January 1, 2002, Glyko likely will be a "passive foreign investment company" or PFIC. In addition, Glyko may have been a PFIC for its fiscal year ending December 31, 2001. Glyko makes no representations whether it was or was not a PFIC for any other fiscal year. The application of the PFIC rules is complex and often disadvantageous. U.S. persons who hold Glyko common shares are urged to consult their tax advisors regarding the U.S. federal income tax consequences of holding and disposing of stock of a PFIC and whether an election by such a person to treat its capital stock in Glyko as a "qualified electing fund" would be prudent.

        A copy of Glyko's press release is attached hereto as EXHIBIT 99.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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
              (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not Applicable

              (b)     PRO FORMA FINANCIAL INFORMATION.  Not Applicable

              (c)     EXHIBITS.

EXHIBIT NO.           DESCRIPTION

  99.1                Press Release dated as of March 28, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GLYKO BIOMEDICAL LTD.

April 2, 2002
                                  By: /s/ J. A. Kolada
                                     ------------------------------------------

                                  Name: John A. Kolada
                                      -----------------------------------------

                                  Title:   Director and Secretary
                                           ------------------------------------

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                                  EXHIBIT INDEX

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
EXHIBIT NO.     DESCRIPTION
99.1            Press Release dated as of March 28, 2002.

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